UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------


                                    FORM 8-K

                                 ---------------


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   APRIL 1, 2003


                                ----------------


                          JCP MASTER CREDIT CARD TRUST
                          (Issuer of the Certificates)


                         STAR RECEIVABLES FUNDING, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                   0-17270                      74-2932856
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)



1600 SUMMER STREET
STAMFORD, CONNECTICUT                                        06927
(Address of principal executive offices)                   (Zip Code)



    (Registrant's telephone number, including area code):    (203) 357-4416

Item 5. Other Events and Regulation FD Disclosure.
        ------------------------------------------

           As previously reported in Forms 8-K filed with the U.S. Securities and Exchange Commission (the "Commission") on March 4, 2003 and March 13, 2003, General Electric Capital Corporation ("GECC"), the servicer (the "Servicer") of the JCP Master Credit Card Trust ("Trust"), has determined in the course of an ongoing internal audit of the Trust that inadvertent errors have been made in the calculation of principal and finance charge receivables with respect to prior reporting periods. The Servicer currently believes that these errors likely resulted in, among other things, the overstatement of the monthly excess spread for such periods. Excess spread generally provides protection to the Certificateholders in the event of increased consumer defaults and other deteriorations in credit card account performance. GECC assumed servicing responsibilities for the Trust from J.C. Penney, Inc. in December 1999 when it acquired the Trust portfolio through a wholly-owned subsidiary.

           Based upon its inquiry to date, the Servicer believes these errors stem from multiple causes, including the failure to properly integrate the investor reporting methodology of the Trust portfolio as well as ongoing data input and processing errors. At this stage of the inquiry, the Servicer is determining the improvements to its systems and processes that are required to prevent the errors from recurring. In addition, the Servicer is quantifying the impact of these errors on prior investor reports. The Servicer intends to make the appropriate remedial disclosure as soon as reasonably practicable, including filing the Trust's Annual Report on Form 10-K for 2002.

           The errors have not affected the payment by the Trust of monthly interest payments to Certificateholders and the Servicer does not anticipate that the errors will affect future monthly interest payments or the payment in full of principal on the Certificates in November 2003.

           The information contained in this report is current as of March 31, 2003 and therefore may change as the Servicer's inquiry progresses. Except to the extent otherwise required by the federal securities laws, neither the Trust nor the Servicer acting on its behalf assumes any obligation to update any forward-looking statements contained in this document as a result of new information or future events or developments.

           As noted, this document includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon the Servicer's current expectations and are subject to uncertainty and changes in circumstances, depending on what further information is developed in the course of this inquiry and other factors affecting the performance of the Trust assets generally.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   STAR RECEIVABLES FUNDING, INC.

                                   By: /s/ Iain J. Mackay
                                       ------------------------------------
                                   Name: Iain J. Mackay
                                   Title: Vice President and Director



Date: April 1, 2003